SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	identification No.)

38 Corporate Circle, Albany, New York	12203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 452-1242

None
(Former name or former address, if changed since last report.)

ITEM 7.01.  REGULATION FD DISCLOSURE

The information regarding Trans World Entertainment Corporation’s financial results furnished under this “Item 7.01. Regulation FD Disclosure” is being furnished pursuant to “Item 2.02. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 34-47583.

See the press release attached hereto as Exhibit 99.1 dated January 5, 2005 announcing Trans World Entertainment Corporation’s sales results for the five and nine week periods ended January 1, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)EXHIBITS. The following is furnished as an Exhibit to this Report:

Exhibit No.	Description
99.1	Trans World Entertainment Corporation Press Release dated January 5, 2005.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

/s/ John J. Sullivan
Date: January 6, 2005	John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Trans World Entertainment Corporation Press Release dated January 5, 2005.